UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): October 6, 2008

PURPLE BEVERAGE COMPANY, INC.
(Exact Name of Registrant as Specified in Charter)
Nevada	000-52450	01-0670370
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

450 East Las Olas Blvd, Suite 830 Fort Lauderdale, Florida	33301
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 462-8757

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Reference is made to the subscription agreement (the “Subscription Agreement”) effective December 12, 2007, between Purple Beverage Company, Inc. (the “Company”) and the holders named therein (the “Holders”), the Company issued to the Holders shares of the Company’s common stock, and granted to the Holders a common stock purchase warrant (the “2007 Warrant”) that entitled the Holders to purchase a certain number of the Company’s common stock (the “2007 Underlying Shares”) at an exercise price of $2.00 per share.

On October 6, 2008, the Company authorized the issuance of unsecured convertible promissory notes to its existing lenders who cancel their existing promissory notes and/or advance additional funds to the Company. The convertible notes to be issued would mature in one year from the date of issuance and bear interest at a rate of five percent (5%) per annum. In the event of default, the interest rate under such notes would increase to the greater of 10% or the highest rate permitted under applicable law. At the option of the holder, upon written notice to the Company, the holder of the convertible notes may elect to convert the outstanding principal balance of the note plus accrued interest thereon into shares of the Company's common stock at a conversion price of $0.05 per share.

In connection with the foregoing, the Company has authorized amendments to the Subscription Agreement and the 2007 Warrants, subject to receipt of approvals required under the Subscription Agreement. Upon receipt by the Company of the requisite consents as set forth in the Subscription Agreement and acceptance by the Company, the Company will take certain steps which will adjust the effective purchase price of all of its December 2007 and later investors to $0.10 per share by issuing new shares and adjusting the exercise price of its warrants. The foregoing adjustments are subject to the consent to the following actions described below, which shall also constitute Exempted Issuances and amendments under the Subscription Agreements: (a) there shall be no further restrictions on filing any registration statement by the Company and Section 9(p) of the Subscription Agreement will be deemed to be intentionally deleted; (b) all contractual lockups on sales of the Company's shares will be removed; (c) all most favored nations and price protection features applicable to the Company's shares and warrants (including, without limitation, those set forth in Section 12 of the Subscription Agreement) will be waived in connection with the issuance of the convertible promissory notes; and (d) the assignment of all 2007 Warrants shall be consented to and the exercise price of all 2007 Warrants shall be reduced to $.10 per share.

For a full description of the amendments and other agreements referred to herein reference is made to Exhibit 10.6 which is hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1*	Form of Subscription Agreement, dated as of December 12, 2007.*

10.2*	Form of Common Stock Purchase Warrant, dated as of December 12, 2007.*

10.3**	Amendment to Subscription Agreement and to Common Stock Purchase Warrant to Purchase Shares of Purple Beverage Company, Inc., dated as of April 2, 2008

10.4***	Form of Amendment No. 2 to Subscription Agreement and to Common Stock Purchase Warrant to Purchase Shares of Purple Beverage Company, Inc.

10.5****	Form of Warrant Assignment Agreement

10.6	Form of Letter Amendment to Subscription Agreement and to Common Stock Purchase Warrant to Purchase Shares of Purple Beverage Company, Inc.
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*	Previously filed as Exhibits 10.7 and 10.8, respectively to Current Report on Form 8-K/A filed December 17, 2007.
**	Previously filed as Exhibit 10.1 to Current Report on Form 8-K filed April 4, 2008
***	Previously filed as Exhibit 10.4 to Current Report on Form 8-K filed September 3, 2008
****	Previously filed as Exhibit 10.5 to Current Report on Form 8-K filed September 3, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PURPLE BEVERAGE COMPANY, INC.

Dated: October 6, 2008	By:	/s/ Theodore Farnsworth
Name: Theodore Farnsworth
Title: Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

10.1*	Form of Subscription Agreement, dated as of December 12, 2007.*

10.2*	Form of Common Stock Purchase Warrant, dated as of December 12, 2007.*

10.3**	Amendment to Subscription Agreement and to Common Stock Purchase Warrant to Purchase Shares of Purple Beverage Company, Inc., dated as of April 2, 2008

10.4***	Form of Amendment No. 2 to Subscription Agreement and to Common Stock Purchase Warrant to Purchase Shares of Purple Beverage Company, Inc.

10.5****	Form of Warrant Assignment Agreement

10.6	Form of Letter Amendment to Subscription Agreement and to Common Stock Purchase Warrant to Purchase Shares of Purple Beverage Company, Inc.
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*	Previously filed as Exhibits 10.7 and 10.8, respectively to Current Report on Form 8-K/A filed December 17, 2007.
**	Previously filed as Exhibit 10.1 to Current Report on Form 8-K filed April 4, 2008
***	Previously filed as Exhibit 10.4 to Current Report on Form 8-K filed September 3, 2008
****	Previously filed as Exhibit 10.5 to Current Report on Form 8-K filed September 3, 2008